Exhibit 10.21

Contract ID: [*****]

Certain identified information has been excluded from this exhibit because (i) it is both not material and would be competitively harmful if disclosed and (ii) it is personal information that may be redacted in accordance with Item 601(a)(6) of Regulation S-K. Information that was omitted has been noted in this document with a placeholder identified by the mark “[*****]”.

Revenue Share Agreement

This Revenue Share Agreement (the “Agreement”) is entered into by:

(1)
Google LLC, a Delaware limited liability company whose principal place of business is 1600 Amphitheatre Parkway, Mountain View, CA 94043 (“Google”); and

(2)
Marin Software Incorporated, a Delaware corporation whose principal place of business is at 123 Mission Street, 27th Floor, San Francisco, CA 94105 (“Company”),

each a “party” and together the “parties”.

INTRODUCTION

(A)
The revenue share payments described in this Agreement are intended to encourage Company to develop its search advertising platforms, products and expertise generally in order to improve the services it provides to its advertiser clients.

(B)
Company wishes to develop its search advertising platforms, products and expertise and Google will make available the revenue share payments described in this Agreement, subject to the terms and conditions of this Agreement.

(C)
This Agreement governs the commercial relationship between Google and Company insofar as it relates to the benefits expressly provided by this Agreement. This Agreement does not govern Company’s use of any product or service provided by Google or a Google Affiliate.

The parties agree as follows.

1.
Definitions

In this Agreement, the following definitions apply unless expressly stated otherwise.

1.1.
“Affiliate” means with respect to a party, an entity that directly or indirectly Controls, is Controlled by or is under common Control with such party.

1.2.
“Agreement Expiry Date” means 30 September 2024.

1.3.
“Auditor” means an independent third-party auditor appointed by Google, as notified to Company by Google from time to time.

1.4.
“Baseline Revenue Share Payment” means the payment to Company by Google of a percentage of Eligible Google Search Revenue for the relevant Calendar Quarter, as set out in the columns titled “Baseline Revenue Share Payments” in the tables in Exhibit A.

1.5.
“Calendar Quarter” means a three-month period, ending on either 31 March, 30 June, 30 September or 31 December during the Term.

Contract ID: [*****]

1.6.
“Confidential Information” means this Agreement, the Revenue Share Payments, and any information that one party (or an Affiliate) discloses to the other party under this Agreement, and that is marked as confidential or would normally be considered confidential information under the circumstances. It does not include information that is independently developed by the recipient, is rightfully given to the recipient by a third party without confidentiality obligations, or becomes public through no fault of the recipient.

1.7.
“Contract Year” means a 1 year period starting on the Effective Date or an anniversary of the Effective Date.

1.8.
“Control” means (i) the beneficial ownership of more than 50% of the issued share capital of a company; or (ii) the direct or indirect power to control a company’s management and policies, including through ownership of voting securities or by contract.

1.9.
“Currency” means US dollars.

1.10.
“Effective Date” means 1 October 2021.

1.11.
“Eligible Search Engines” means [*****].

1.12.
“Eligible Google Search Revenue” means, subject to section 6, revenue generated on Company’s search platform in connection with its clients’ spend on Search Ads appearing on Google Search only, during the relevant Calendar Quarter.

1.13.
“Eligible Non-Google Search Revenue” means, subject to section 6, revenue generated on Company’s search platform in connection with its clients’ spend on Search Ads appearing on the Eligible Search Engines, excluding Google Search, during the relevant Contract Year.

1.14.
“Eligible Search Revenue Baseline” means the minimum amount against which a Revenue Share Payment will be calculated, as set out in the column titled “Eligible Search Revenue Baseline” in the tables in Exhibit A.

1.15.
“Eligible Search Revenue Cap” means the applicable amount for a given Contract Year set out in the column titled “Eligible Search Revenue Cap” in the tables in Exhibit A.

1.16.
“Incremental Revenue Share Payment” means the payment to Company by Google of a percentage of Eligible Google Search Revenue or Eligible Non-Google Search Revenue (as applicable) that is in excess of the Eligible Search Revenue Baseline for the relevant Contract Year, as set out in the in the columns titled “Incremental Revenue Share Payments” in the tables in Exhibit A.

1.17.
“Program Manager” means the named contacts for Google and Company as set out in Exhibit B.

1.18.
“Revenue Share Payment” means, collectively, Baseline Revenue Share Payments and Incremental Revenue Share Payments.

1.19.
“Search Ads” means advertisements managed by Company for and on behalf of its clients via its own platform which appear on the Eligible Search Engines only, and in respect of Google Search specifically, that run through Google Ads (f/k/a AdWords) via

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Search or Shopping campaigns (and not, for the avoidance of doubt, Hotel Ads), including through Google Search partners.

1.20.
“Term” has the meaning given in section 10.1.

1.21.
The words "include" and "including" will not limit the generality of any words preceding them.

2.
Eligible Google Search Revenue

2.1.
All Eligible Google Search Revenue will be determined by Google (acting reasonably, but in its sole discretion), in accordance with internal data sources available to Google.

2.2.
As soon as is reasonably practicable following Alphabet Inc.’s public confirmation of its earnings for each Calendar Quarter, Google will give notice to Company’s Program Manager by email of its Eligible Google Search Revenue for each Calendar Quarter (and, following the final Calendar Quarter of the relevant Contract Year, Company’s Eligible Google Search Revenue for that Contract Year).

2.3.
Following notification to the Company in accordance with section 2.2, Google will make the applicable Revenue Share Payment to Company in accordance with Exhibit A and section 4.

3.
Eligible Non-Google Search Revenue

3.1.
Following the end of each Contract Year to which the financial report relates, Company will submit to Auditor a financial report which states its Eligible Non-Google Search Revenue for the previous Contract Year.

3.2.
In submitting a financial report for assessment by Auditor, Company will send Auditor a summary of its Eligible Non-Google Search Revenue in the Currency, which shows the amounts spent on Search Ads on the Eligible Search Engines in aggregate (excluding Google Search), together with sufficient information and materials to enable such Auditor to verify the level of Eligible Non-Google Search Revenue achieved.

3.3.
If Auditor reasonably requests additional information or assistance in relation to a financial report submitted by Company for assessment, then Company will provide such additional information or assistance as the Auditor may reasonably require, or an explanation as to why such information is not available. Company will provide Auditor with all reasonable access to all relevant Company records and facilities to enable it to verify the level of Eligible Non-Google Search Revenue achieved. The Auditor will complete its assessment within a reasonable timeframe following receipt of information required from Company.

3.4.
If the Auditor determines that Company has accurately reported its Eligible Non-Google Search Revenue for the relevant Contract Year, then Google will (a) give notice to Company’s Program Manager by email, and (b) make the applicable Revenue Share Payment in accordance with Exhibit A and section 4.

3.5.
If Auditor determines that Company has inaccurately reported its Eligible Non-Google Search Revenue for the relevant Contract Year, then Google will give notice to Company’s Program Manager by email. Google is under no obligation to make any

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Revenue Share Payments with respect to Eligible Non-Google Search Revenue for a given Contract Year until the Auditor determines that Company has accurately reported its Eligible Non-Google Search Revenue for the relevant Contract Year.

3.6.
In the event that Company, having used reasonable endeavors to do so, is unable to appoint a Google approved Auditor to carry out the assessment of Eligible Non-Google Search Revenue in accordance with this section 3, then Company will notify Google, and Company will submit a financial report to Google for assessment (instead of the Auditor) on an annual basis, provided that:

3.6.1.
Company will provide Google with the same information and assistance as it is obliged to provide the Auditor pursuant to this section 3;

3.6.2.
Company will only submit a financial report to Google for assessment at least 3 months after the end of the Contract Year in which the Eligible Non-Google Search Revenue was accrued, and to which the financial report relates; and

3.6.3.
the financial report is in an aggregated format, and does not identify any of the Eligible Search Engines, or the level of Eligible Non-Google Search Revenue attributable to any individual Eligible Search Engine.

3.7.
For the avoidance of doubt, in no circumstances will Company provide a financial report to Google which identifies any of the Eligible Search Engines, or the level of Eligible Non-Google Search Revenue attributable to any individual Eligible Search Engine.

4.
Payment

4.1.
Google will pay Company the Revenue Share Payment for the previous Calendar Quarter or Contract Year (as applicable) within 30 days from the date on which (as applicable):

4.1.1.
Company provides Google with an invoice for the applicable Revenue Share Payment following Google’s notification to Company of its Eligible Google Search Revenue for the relevant Calendar Quarter or Contract Year pursuant to section 2.2; or

4.1.2.
Google’s Program Manager notifies Company pursuant to section 3.4 that Auditor (or Google, as applicable) has completed its assessment of Company’s financial reports pursuant to section 3, and that Company has accurately reported its Eligible Non-Google Search Revenue for the relevant Contract Year.

4.2.
Revenue Share Payments will be made in the Currency.

4.3.
Google will not be obliged to make Revenue Share Payments for Eligible Google Search Revenue and Eligible Non-Google Search in excess of the Eligible Search Revenue Cap for the relevant Contract Year.

4.4.
Google will apply an exchange rate to all Eligible Google Search Revenue or Eligible Non-Google Search Revenue (as applicable) reported in a currency other than the Currency in order to verify Eligible Google Search Revenue or Eligible Non-Google Search Revenue (as applicable) and assess any Revenue Share Payment due to

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Company. Such exchange rate will be the average daily rate of exchange quoted by a reputable third party selected by Google.

4.5.
Any payments by Google pursuant to this Agreement are exclusive of taxes imposed by any governmental entity. Company will pay any applicable taxes including sales, use, personal property, VAT, excise, customs fees, import duties or other similar taxes and duties imposed by governmental entities of whatever kind and imposed with respect to the transactions for services provided under the Agreement, including penalties and interest, but specifically excluding taxes based upon Google's net income. If Google has a legal obligation to withhold any taxes from its payments to Company, Google will remit such taxes to the appropriate government authority, and reduce its payment to Company by the amount of the taxes withheld.

4.6.
Google will make any payment due under this Agreement by wire transfer. Google will use the wire transfer information provided by Company in writing (which may include e-mail), and Company will provide on request such instructions, information and documentation required by Google to enable Google to complete the transfer to the appropriate account.

5.
Reinvestment of Revenue Share Payments

5.1.
Company will reinvest [*****]% of Baseline Revenue Share Payments received during the Term exclusively into the growth, development, innovation and expansion of its Search Ads business. This includes: (a) the continued development of support for new and existing [*****]; and (b) investment in Company’s platform, research, partnerships, acquisitions, media mix planning, measurement, testing, client success, and sales and marketing in connection with the use of the [*****], provided that the primary purpose of such development and investment referred to in (a) and (b) is to improve the planning, implementation and measurement of [*****]. Company may not enter into any type of arrangement with a third party where either party receives a financial benefit in connection with any Eligible Google Search Revenue, Eligible Non-Google Search Revenue or Revenue Share Payments, including any arrangement where Company transfers or shares the value of the Revenue Share Payments to its clients, or uses the Revenue Share Payments to subsidize discounted rates for its clients.

5.1.1.
For any Incremental Revenue Share Payments made to the Company, the following reinvestment will be required:

5.1.1.1.
Contract Year 1: [*****]%
5.1.1.2.
Contract Year 2: [*****]%
5.1.1.3.
Contract Year 3: 100%

5.2.
In addition to the reinvestment of all Revenue Share Payments received during the Term in accordance with section 5.1, Company will also invest at least the following additional amounts of its own funds in each Contract Year into the growth, development, innovation and expansion of its Search Ads business (the “Search Investment Amounts”):

5.2.1.
Contract Year 1 (1 October 2021 - 30 September 2022) - $[*****].
5.2.2.
Contract Year 2 (1 October 2022 - 30 September 2023) - an amount agreed by the parties in writing (both acting reasonably) within 30 days of completion of Auditor’s assessment of Company’s investment of the Revenue Share Payments

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and Search Investment Amounts for Contract Year 1. If the parties are unable to agree the Contract Year 2 Search Investment Amount within such 30 day period, the Search Investment Amount for Contract Year 2 will be $[*****].

5.2.3.
Contract Year 3 (1 October 2023 - 30 September 2024) - an amount agreed by the parties in writing (both acting reasonably) within 30 days of completion of Auditor’s assessment of Company’s investment of the Revenue Share Payments and Search Investment Amounts for Contract Year 2. If the parties are unable to agree the Contract Year 3 Search Investment Amount within such 30 day period, the Search Investment Amount for Contract Year 3 will be $[*****].

5.3.
To verify that the Company is investing all Revenue Share Payments and Search Investment Amounts into the growth, innovation and expansion of its Search Ads business in accordance with sections 5.1 and 5.2, the following will apply not more than once for each Contract Year of the Term, including if such right is exercised in the 12 months after the expiration or termination of the Agreement:

5.3.1.
Within 10 days of Google’s written request, Company will provide Google with a certification signed by a Company officer verifying that (a) all Revenue Share Payments are being reinvested by Company in accordance with section 5.1; and (b) all Search Investment Amounts are being invested by Company in accordance with section 5.2.

5.3.2.
Google may appoint an Auditor to examine and verify that (a) all Revenue Share Payments are being reinvested by Company in accordance with section 5.1; and (b) all Search Investment Amounts are being invested by Company in accordance with section 5.2.

5.3.3.
Company will provide Auditor with all reasonable access to the relevant Company records and facilities, and such additional information or assistance as the Auditor may reasonably require to carry out an assessment pursuant to this section 5.

5.3.4.
Assessments will be conducted during regular business hours at Company’s facilities, where reasonably necessary, and will not unreasonably interfere with Company’s business activities.

5.3.5.
If an assessment reveals that either: (a) Company has not reinvested all Revenue Share Payments by Google during the assessment period; or (b) Company has not invested at least the Search Investment Amounts during the assessment period, then Google will notify Company’s Program Manager by email, and unless Company can demonstrate to the Auditor’s reasonable satisfaction that it has reinvested all outstanding amounts within 90 days of notification from Google, Google will be entitled to terminate this Agreement immediately on written notice to Company. In the event of such termination by Google, Google will cease making Revenue Share Payments to Company, other than Revenue Share Payments (i) due and payable to Company for the Calendar Quarter(s) and/or Contract Year(s) preceding the Calendar Quarter in which this Agreement is terminated; and (ii) applicable to Eligible Google Search Revenue and Eligible Non-Google Search Revenue accrued during the Calendar Quarter and/or Contract Year in which the Agreement is terminated, on a pro-rata basis up to the date of termination.

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Contract ID: [*****]

6.
Acquisitions; Review of Eligible Google/Non-Google Search Revenue, Revenue Share Payments and the Eligible Search Revenue Cap

6.1.
If Company enters into a definitive agreement to obtain Control of an entity (for example, through a stock purchase or sale, merger, or other form of corporate transaction) (an “Acquisition”) during the Term it will notify Google within 30 days of entering into such agreement. Any revenue which may be generated by Company through Search Ads as a result of an Acquisition for which Company entered into a definitive agreement for such Acquisition will not count towards the calculation of Eligible Google Search Revenue or Eligible Non-Google Search Revenue, unless otherwise agreed in writing by Google.

6.2.
Within a reasonable time following (i) completion of an Acquisition or (ii) at the end of each Contract Year, Google and Company will meet to discuss whether to make any changes to the Eligible Search Revenue Cap, the Revenue Share Payments, or how Eligible Google Search Revenue is calculated. Moreover, at such time the parties may also discuss whether or not to include other revenue streams (i.e., beyond Eligible Google Search Revenue) in connection with future Revenue Share Payments, and to the extent the parties agree on any such change, it will be memorialized in a written and signed agreement (such as an amendment to this Agreement).

6.3.
In order to be legally binding, any agreement to: (a) include additional revenue generated by Company as a result of an Acquisition within the calculation of Eligible Google Search Revenue or Eligible Non-Google Search Revenue; (b) to amend the Eligible Search Revenue Cap or the Revenue Share Payments; or (c) to change how Eligible Google Search Revenue is calculated, must be made in accordance with section 11.6.

7.
Confidentiality and Publicity

7.1.
The recipient will not disclose the other party’s Confidential Information, except to employees, Affiliates, agents, professional advisors, or prospective investors (“Delegates”) who need to know it and who have a legal obligation to keep it confidential. The recipient will use the other party’s Confidential Information only to exercise rights and fulfil obligations under this Agreement. The recipient will ensure that its Delegates are also subject to no less restrictive non-disclosure and use obligations. The recipient may disclose Confidential Information when required by law after giving reasonable notice to the discloser, if permitted by law.

7.2.
Neither party may make any public statement regarding this Agreement without the other’s written approval.

7.3.
Notwithstanding anything to the contrary in this Section 7 or otherwise, either party shall be permitted to disclose the existence and terms of this Agreement pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Nasdaq Stock Market Rules (the “Permitted Disclosures”) and following such disclosures, make public statements regarding this Agreement consistent with such disclosures; provided that, to the extent reasonably practicable and permitted by law, (i) Company shall provide Google with prior notice of and an opportunity to review (1) any Form 8-K to be filed by Company in connection with the entry into this Agreement, (2) any copy of this Agreement to be filed by Company as an exhibit to a current or periodic report pursuant to the Securities Exchange Act of 1934, as amended, and (3) any subsequent current or periodic report that contains new disclosure of the terms of this Agreement (it being understood that the foregoing obligation shall not apply to revenue or

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Contract ID: [*****]

other financial information relating to the Company’s performance under this Agreement, or any information that Company deems to be commercially sensitive or material non-public information), and (ii) Company shall submit a confidential treatment request (“CTR”) seeking to obtain confidential treatment of certain commercially-sensitive information in the Agreement and Company shall consider in good faith, as part of that CTR submission, any reasonable requests from Google to redact additional commercially-sensitive portions of the Agreement.

8.
Representations, Warranties, Compliance with Law

8.1.
Each party warrants and represents that:

8.1.1.
it has full power and authority to enter into this Agreement and to carry out all of its obligations set out in this Agreement; and

8.1.2.
execution, delivery and consummation of the transactions contemplated by this Agreement will not conflict with, or result in any violation or breach of, any provision of any other contract or other agreement between such party and any third party.

8.2.
Notwithstanding its obligations under section 8.1, and for the avoidance of doubt, Company warrants and represents to Google that it will not disclose the existence of this Agreement, or the payment or amount of any Revenue Share Payments paid or payable under this Agreement, to its clients or partners except where required by law, including the Permitted Disclosures and after giving reasonable notice to Google, if permitted by law. Any such disclosure to clients or partners shall be subject to such clients or partners being bound by confidentiality obligations no less restrictive than the confidentiality obligations set out in this Agreement.

9.
Limitation of Liability

9.1.
Nothing in this Agreement will exclude or limit either party’s liability:

9.1.1.
for death or personal injury resulting from its negligence or the negligence of its employees or agents;
9.1.2.
for fraud or fraudulent misrepresentation;
9.1.3.
for payment of Revenue Share Payments properly due and owing to Company in accordance with the criteria and requirements of this Agreement;
9.1.4.
for misuse of Confidential Information; or
9.1.5.
for anything which cannot be excluded or limited under applicable law.

9.2.
Subject to section 9.1, neither party will be liable under this Agreement (whether in contract, tort, including negligence, or otherwise) for any:

9.2.1.
loss of revenues;
9.2.2.
loss of profits;
9.2.3.
loss of contracts;
9.2.4.
loss of or corruption of data;
9.2.5.
loss of business opportunity;
9.2.6.
loss of anticipated savings;

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9.2.7.
loss of goodwill or reputation; or
9.2.8.
indirect or consequential losses.

9.3.
Subject to sections 9.1 and 9.2, in no event will either party’s total aggregate liability under or in relation to this Agreement (whether in contract, tort, including negligence, or otherwise) exceed $[*****] USD.

10.
Term and Termination

10.1.
The Agreement shall commence on the Effective Date and will continue until the Agreement Expiry Date unless terminated earlier in accordance with this Agreement (the period during which this Agreement is in full force and effect being the “Term”).

10.2.
At least 3 months before the Agreement Expiry Date, the parties will meet to discuss the possibility of extending or renewing this Agreement. In order to be binding, any agreement to extend or renew this Agreement must be made in accordance with section 11.6 (Amendments).

10.3.
Termination by Google: Google may terminate this agreement with immediate effect at any time by giving notice in writing to Company (including by email) if:

10.3.1.
Company is in material breach of this Agreement where the breach is incapable of remedy;
10.3.2.
Company is in material breach of this Agreement where the breach is capable of remedy and Company fails to remedy the breach within thirty (30) days after receiving written notice of the breach from Google;
10.3.3.
regardless of whether the breach would be considered material or is capable of remedy, Company is in breach of section 7 or 8 of this Agreement
10.3.4.
Google reasonably suspects or discovers that Company has committed a fraudulent act or acts in the nature of fraud upon Google or any Google Affiliate;
10.3.5.
(i) Company is, or is deemed for the purposes of any applicable law to be, unable to pay its debts as they fall due for payment; (ii) a petition is presented or documents filed with a court or any registrar or any resolution is passed for Company’s winding–up, administration or dissolution or for the seeking of any relief under any applicable bankruptcy, insolvency, Company or similar law; (iii) any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager receiver, supervisor, administrative receiver, administrator or similar officer is appointed in respect of any of Company’s assets; or (iv) any event analogous to the events listed in (i) to (iii) above takes place in respect of Company in any jurisdiction;
10.3.6.
the conduct of Company is, in the reasonable opinion of Google, prejudicial to Google’s legitimate interests;
10.3.7.
if the effect of any legislation, regulation, judgment, order or decree is likely (as determined by Google, acting reasonably) to adversely affect (i) the relationship between the parties under this Agreement or (ii) the ability of Google to make or the Company to receive the payments provided for under this Agreement;
10.3.8.
the arrangements between the parties under this Agreement breaches any third-party rights (including rights under contract); or
10.3.9.
Google believes, in good faith, that Company has violated or caused Google to violate any Anti-Bribery Laws (as defined in section 11.3) below), or that such a

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violation is reasonably likely to occur.

.

10.4.
Termination by Company: Company may terminate this Agreement at any time for any reason by giving at least 7 days’ notice in writing to Google.

10.5.
Subject to section 10.6, any provision of this Agreement which expressly or by implication is intended to come into or continue in force on or after termination of this Agreement will remain in full force and effect, including Company’s obligations in sections 5.1 and 5.2, and the assessment rights in section 5.3.

10.6.
For the avoidance of doubt, the expiry or termination of this Agreement will not of itself give rise to any claim against Google for indemnification or compensation, whether for loss of income or revenue, loss of agency rights, loss of goodwill or any analogous loss, other than a claim for damages if and to the extent that the termination was a breach of contract by Google.

10.7.
If the Agreement is terminated by Google pursuant to section 10.3 or by the Company pursuant to section 10.4, Google will not be required to pay any further Revenue Share Payments due under the Agreement, including any Revenue Share Payments that may have been payable to Company for the Calendar Quarter in which this Agreement is terminated.

11.
General

11.1.
Notices. All notices of termination or breach must be in English, in writing and addressed to the other party’s Legal Department. The email address for notices being sent to Google’s Legal Department is legal-notices@google.com. All other notices must be in English, in writing and addressed to the other party’s primary contact. Notice will be treated as given on receipt, as verified by written or automated receipt or by electronic log (as applicable).

11.2.
Assignment. Google may assign any part of this Agreement to an Affiliate provided that Google notifies Company of such assignment. Company may assign any part of this Agreement to an Affiliate provided that: (a) the assignee has agreed in writing to be bound by the terms of this Agreement; (b) the Company remains liable for obligations under the Agreement if the assignee defaults on them; and (c) the Company notifies Google of the assignment. Any other attempt to assign is void.

11.3.
Compliance with Anti-Bribery Laws. In connection with this Agreement, Company will comply with all applicable commercial and public anti-bribery laws (“Anti-Bribery Laws”), including, the U.S. Foreign Corrupt Practices Act of 1977 and the UK Bribery Act of 2010, which prohibit corrupt offers of anything of value, either directly or indirectly to anyone, including government officials, to obtain or keep business or to secure any other improper commercial advantage. “Government officials” include any government employee; candidate for public office; and employee of government-owned or government-controlled companies, public international organizations, and political parties. Furthermore, Company will not make any facilitation payments, which are payments to induce officials to perform routine functions they are otherwise obligated to perform.

11.4.
Change of Control. During the Term, if a party experiences a change of Control (for example, through a stock purchase or sale, merger, or other form of corporate

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transaction): (a) the party experiencing the change of Control will give written notice to the other party within 30 days after the change of Control, and (b) the other party may immediately terminate this Agreement any time between the change of Control and 30 days after it receives the written notice of this.

11.5.
Equitable Relief. Nothing in this Agreement will limit either party’s ability to seek equitable relief.

11.6.
Amendments. Any amendment must be in writing, expressly state that it is amending this Agreement, and be signed by both parties..

11.7.
No Waiver. A party’s delay or omission in exercising any right under this Agreement will not be treated as a waiver of that right. To be effective, a waiver must expressly state the right being waived under this Agreement and be signed by the waiving party.

11.8.
Severability. If any part of this Agreement is invalid, illegal or unenforceable, the rest of the Agreement will remain in effect.

11.9.
Independent Contractors; No Agency. The parties are independent contractors. This Agreement does not create any agency, partnership, joint venture or employment relationship.

11.10.
No Third Party Beneficiaries. There are no third-party beneficiaries under this Agreement unless the Agreement expressly states that there are. The parties can amend, rescind, or terminate this Agreement without any third-party beneficiary’s consent.

11.11.
Force Majeure. Neither party will be liable for failure or delay in performance to the extent caused by circumstances beyond its reasonable control.

11.12.
Signatures. The parties may sign this Agreement using counterparts and electronic copies as originals. The parties may sign this Agreement electronically if permitted by applicable law.

11.13.
Company agrees to comply with all relevant export laws and trade sanctions regulations.

11.14.
Entire Agreement. This Agreement states all terms agreed between the parties and supersedes all other agreements between the parties relating to its subject matter. In entering into this Agreement, the parties have relied solely on the express statements in this Agreement. Neither party has relied on, and neither party will have any right or remedy based on, any other statement, representation, or warranty (whether made negligently or innocently).

11.15.
Governing Law. ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED GOOGLE PRODUCTS OR SERVICES WILL BE GOVERNED BY CALIFORNIA LAW, EXCLUDING CALIFORNIA'S CONFLICT OF LAWS RULES, AND WILL BE LITIGATED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS OF SANTA CLARA COUNTY, CALIFORNIA, USA; THE PARTIES CONSENT TO PERSONAL JURISDICTION IN THOSE COURTS.

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Signed by the parties’ authorized representatives on the dates below.

Google LLC	Marin Software Incorporated
By: /s/ Philipp Schindler	By: /s/ Mike Coleman
Name: Philipp Schindler	Name: Mike Coleman
Title: Authorized Signatory	Title: General Counsel
Date: September 17, 2021	Date: September 17, 2021

pg. 12

Contract ID: [*****]

Exhibit A – Revenue Share Payments

Table 1 - Revenue Share Payments applicable from the Effective Date

Contract Year	Calendar Quarter	Dates	Eligible Search Revenue Baseline ($1.1B per Contract Year)*	Baseline Revenue Share Payment (per Calendar Quarter)	Incremental Revenue Share above Baseline (applied per Contract Year)	Eligible Search Revenue Cap** (per Contract Year)
1	1	1 October 2021 – 31 December 2021	$[*****]	[*****]%	[*****]%	$[*****]
	2	1 January 2022 – 31 March 2022	$[*****]	[*****]%
	3	1 April 2022 – 30 June 2022	$[*****]	[*****]%
	4	1 July 2022 – 30 September 2022	$[*****]	[*****]%
2	5	1 October 2022 – 31 December 2022	$[*****]	[*****]%	[*****]%	$[*****]
	6	1 January 2023 – 31 March 2023	$[*****]	[*****]%
	7	1 April 2023 – 30 June 2023	$[*****]	[*****]%
	8	1 July 2023 – 30 September 2023	$[*****]	[*****]%
3	9	1 October 2023 – 31 December 2023	$[*****]	[*****]%	[*****]%	$[*****]

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Contract ID: [*****]

10	1 January 2024 – 31 March 2024	$[*****]	[*****]%
11	1 April 2024 – 30 June 2024	$[*****]	[*****]%
12	1 July 2024– 30 September 2024	$[*****]	[*****]%

*NB: The Eligible Search Revenue Baseline for each Contract Year is $[*****] (i.e. $[*****] x 4)

**NB: The Eligible Search Revenue Cap for each Contract Year is $[*****].

1.
Table 1 sets out the Revenue Share Payments which are payable to Company from the Effective Date.

2.
Revenue Share Payments consist of Baseline Revenue Share Payments and, to the extent applicable, Incremental Revenue Share Payments:

a.
Baseline Revenue Share Payments are payable by Google to Company each Calendar Quarter.

b.
Incremental Revenue Share Payments are payable per Contract Year on Eligible Google Search Revenue and Eligible Non-Google Search Revenue in the Contract Year in excess of the Eligible Search Revenue Baseline, subject always to the Eligible Search Revenue Cap.

3.
When calculating Incremental Revenue Share Payments for each Contract Year, Google will carry out a true-up against Baseline Revenue Share Payments already paid by Google to Company for the previous Calendar Quarters in that Contract Year, and will make a payment to the Company which represents the outstanding balance due.

4.
Subject to the provisions of this Agreement, and in particular paragraphs 7 and 8 of this Exhibit A, Google will make a Baseline Revenue Share Payment to Company each Calendar Quarter, and if applicable, Incremental Revenue Share Payments each Contract Year during the Term.

5.
Incremental Revenue Share Payments will be calculated as a percentage of Company’s (a) Eligible Google Search Revenue for the relevant Contract Year (calculated in accordance with internal data sources available to Google); and (b) Eligible Non-Google Search Revenue for the relevant Contract Year (calculated in accordance with the Auditor’s determination pursuant to section 3 of this Agreement), (as applicable). The applicable percentages that will be applied are as set out in the tables above. For the avoidance of doubt, an Incremental Revenue Share Payment is only payable as a percentage of the Eligible Google Search Revenue and Eligible Non-Google Search Revenue in excess of the Eligible Search Revenue Baseline for that Contract Year.

pg. 14

Contract ID: [*****]

6.
Where the Company’s Eligible Google Search Revenue and Eligible Non-Google Search Revenue in a Calendar Quarter or the Contract Year (as applicable) is less than or equal to the Eligible Search Revenue Baseline, the only Revenue Share Payments due to Company for that Calendar Quarter or Contract Year (as applicable) will be the applicable percentage of the Eligible Search Revenue Baseline as set out in the column titled “Baseline Revenue Share Payments in the tables above.

7.
Google will only make Incremental Revenue Share Payments to Company on Eligible Google Search Revenue and Eligible Non-Google Search Revenue up to the Eligible Search Revenue Cap for the relevant Contract Year. No Revenue Share Payments will be due to Company with respect to Eligible Google Search Revenue and Eligible Non-Google Search Revenue achieved by Company in excess of the Eligible Search Revenue Cap.

8.
The following worked example demonstrates how the applicable Revenue Share Payment will be calculated. The figures used for the Eligible Google Search Revenue, Eligible Non-Google Search Revenue and Revenue Share Payments are examples only:

From the Effective Date

e.g., Contract Year 1

If:

●
Calendar Quarter 1 - Eligible Google Search Revenue = $[*****]
○
The Baseline Revenue Share Payment will be $[*****] (i.e. [*****]% x $[*****])
●
Calendar Quarter 2 - Eligible Google Search Revenue = $[*****]
○
The Baseline Revenue Share Payment will be $[*****] (i.e. [*****]% x $[*****])
●
Calendar Quarter 3 - Eligible Google Search Revenue = $[*****]
○
The Baseline Revenue Share Payment will be $[*****] (i.e. [*****]% x $[*****])
●
Calendar Quarter 4 - Eligible Google Search Revenue = $[*****]
○
The Baseline Revenue Share Payment will be $[*****] (i.e. [*****]% x $[*****])

Total Baseline Revenue Share Payments paid to Company = $[*****]

Total Eligible Google Search Revenue for Contract Year 1: $[*****]

Total Eligible Non-Google Search Revenue for Contract Year 1: $[*****]

Total Actual spend for Contract Year 1: $[*****], which is $[*****] above the Eligible Revenue Baseline (($[*****] + $[*****]) – $[*****]).

True-Up:

●
Eligible Search Revenue Baseline = $[*****]
○
$[*****] x [*****]% = $[*****]
●
Incremental Revenue Payments
○
$[*****] x [*****]% = $[*****]
●
TOTAL DUE TO COMPANY FOR CONTRACT YEAR 1 = $[*****]
●
Baseline Revenue Payments already paid to Company = $[*****]

pg. 15

Contract ID: [*****]

●
Outstanding true-up payment due to Company at the end of Contract Year 1 = $[*****] (i.e., $[*****] - $[*****])

pg. 16

Contract ID: [*****]

Exhibit B

Program Managers

Google:

Name: [*****]

Email: [*****]Telephone: [*****]

Company:

Name: [*****]

Email: [*****]

Telephone: [*****]

Google and Company may update the contact details for the Program Managers from time to time by giving notice to the other party (email sufficient).

pg. 17